REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made and entered into as of May 1, 2000, by and between INVU, INC., a Colorado corporation, with its principal place of business at The Beren, Blisworth Hill Farm, Stoke Road, Blisworth, North-hampton, NNZ 3DB (the "Company"); and GEM Global Yield Fund Limited, a Nevis company, with its administrative office at Loughran & Co., 38 Hertford St., London W1Y 7TG, and Turbo International Ltd., a Bahamas corporation, with its administrative office at 50 Shirley Street, P.O. Box N 7755, Nassau, Bahamas, (each of "Purchaser" and collectively the "Purchasers").

         Simultaneously with the execution of this Agreement, the Purchasers and the Company entered into a Convertible Debenture Purchase Agreement, dated as of the date hereof (the "Purchase Agreement") incorporated herein by reference, pursuant to which the Purchasers have agreed to purchase certain Debentures and Warrants (the "Debentures" and the "Warrants") of the Company.

         The Company and the Purchasers hereby agree as follows:

         1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

         "Advice" shall have the meaning set forth in Section 4.

         "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control " when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

         "Business Day"means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of New York are authorized or required by law or other government actions to close between the hours of 9:30 a.m. and 6:00 p.m. New York Time.

         "Closing" shall mean the Closing, as such term is defined in the Purchase Agreement.

         "Closing Date" shall mean the Closing Date, as such term is defined in the Purchase Agreement.

         "Commission" means the Securities and Exchange Commission.




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         "Common  Stock"  means the  Company's  common  stock,  no par value per share.

         "Debentures" means the Company's 3% Convertible Debentures delivered to the Purchasers pursuant to the Purchase Agreement.

         "Effectiveness Date" means, with respect to a Registration Statement, in the case of a Closing, the earlier of the 180th day following the execution of the Purchase Agreement (or if such date is not a Business Day, the next Business Day) and the fifth (5th) Business Day after the date the Company is notified by the Commission that such Registration Statement will not be reviewed.

         "Effectiveness  Period"  shall  have the  meaning  set forth in Section
2(a).

         "Event" shall have the meaning set forth in Section 6.

         "Event Date" shall have the meaning set forth in Section 6.

         "Escrow Agreement" means the escrow agreement by and among the Company, KG&L and the Purchasers, entered into on the same date as this Agreement, and which is incorporated herein by reference.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Execution Date" means the day the Purchase Agreement and the other Transaction Documents are executed by the parties

         "Filing Date" means the day the Registration Statement is filed with the Commission, which date shall be as soon as practicable after the Execution Date.

         "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

         "Indemnified Party" shall have the meaning set forth in Section 8(c).

         "Indemnifying Party" shall have the meaning set forth in Section 8(c).

         "Inspectors" shall have the meaning set forth in Section 3(m).

         "Losses" shall have the meaning set forth in Section 8(a).

         "New York Courts" shall have the meaning set forth in Section 10(h).


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         "Person"  means an individual  or a  corporation,  partnership,  trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

         "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

         "Prospectus"   means  the  prospectus   included  in  the  Registration
Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         "Records" shall have the meaning set forth in Section 3(m).

         "Registrable Securities" means the Warrant Shares and the Underlying Shares; provided, however, that in order to account for adjustments in the conversion and exercise ratios, Registrable Securities shall include a number of shares of Common Stock equal to no less than four (4) times the number of shares of Common Stock into which the Debentures are convertible in full, at the lesser of either the Fixed Conversion Price or the Floating Conversion Price on the date of execution of the Purchase Agreement together with such number of Warrant Shares issuable upon exercise of the Warrants issued on the Closing.

         "Registration Statement" means the registration statement, contemplated by Section 2(a), including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.


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         "Securities Act" means the Securities Act of 1933, as amended.

         "Underlying Shares" shall mean the shares of Common Stock into which the Debentures are convertible in accordance with the Purchase Agreement and the Debentures.

         "Underwritten Registration" or "Underwritten Offering" means a registration in connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective registration statement.

         "Warrants"   means  the  Common  Stock  purchase   warrants  issued  in
accordance with the terms of the Purchase Agreement.

         "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

         2.       Shelf Registration

                  (a) As soon as practicable after the date of this Agreement (the "Execution Date"), the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering the issuance or resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-1 or another appropriate form permitting registration of Registrable Securities for issuance to or resale by the Holders in the manner or manners designated by them (including, without limitation, public or private sales and one or more Underwritten Offerings). The Company shall (i) not permit any securities other than the Registrable Securities to be included in the Registration Statement except as provided for in Section 7(b) and (ii) use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof, but in any event prior to the Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act until the date which is five years after the date of this Agreement or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Holders, to such effect (the "Effectiveness Period"); provided, however, that the Company shall not be deemed to have used its best efforts to keep the Registration Statement effective during the Effectiveness Period if it voluntarily takes any action to suspend the effectiveness of the Registration Statement under the Securities Act during the Effectiveness Period, unless the Company, after consultation with its counsel, determines that such action is required under applicable law or the Company has filed a post-effective amendment to the Registration Statement and the Commission has not declared it effective. Should the Registration Statement not relate to the maximum number of Registrable Securities acquired by (or potentially acquirable by) the Holders thereof upon conversion or exercise of the Debentures, and Warrants (because of the indeterminable number of shares of Common Stock issuable upon conversion or exercise thereof), the Company shall be required to file a separate registration statement (utilizing Rule 462 promulgated under the Securities Act, where applicable) relating to such Registrable Securities which then remain unregistered. The provisions of this Agreement shall relate to such separate registration statement as if it were an amendment to such Registration Statement.


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




                  (b) If the Holders of a majority of the Registrable Securities so elect and inform the Company in writing a reasonable time prior to the Filing Date, an offering of Registrable Securities pursuant to the Registration Statement may be effected in the form of an Underwritten Offering. In such event, and if the managing underwriters advise the Company and such Holders in writing that in their opinion the amount of Registrable Securities proposed to be sold in such offering exceeds the amount of Registrable Securities which can be sold in such offering, there shall be included in such Underwritten Offering the amount of such Registrable Securities which in the opinion of such managing underwriters can be sold, and such amount shall be allocated pro rata among the Holders proposing to sell Registrable Securities in such Underwritten Offering.

                  (c) If any of the Registrable Securities are to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority of the Registrable Securities included in such offering, with the approval of the Company, which shall not be unreasonably withheld or delayed. No Holder may participate in any Underwritten Offering hereunder unless such Person
(i) agrees to sell its Registrable Securities on the basis provided in any underwriting agreements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such arrangements.

         3. Registration Procedures. In connection with the Company's registration obligations hereunder, the Company shall:

                  (a) Prepare and file with the Commission within the time period set forth in Section 2 a Registration Statement on Form S-1 or another appropriate form permitting registration of Registrable Securities for issuance to the Holders and the resale thereof in accordance with the method or methods of distribution thereof as specified by the Holders, and use its best efforts to cause the Registration Statement to become effective and remain effective as provided herein; provided, however that, subject only to the Holders providing to the Company in writing information, requested in writing by the Company, relating to the Holders' proposed method of distribution of Registrable Securities and such other information required by law, not less than ten (10) days prior to the filing of the Registration Statement or any related Prospectus or any amendment (pre or post effective) or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to the Holders, their Counsel and any managing underwriters, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, their Counsel and such managing underwriters, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. The Holders shall have five days after receipt of the Registration Statement or any related Prospectus or any amendment or supplement thereto to comment on or object to the filing of such documents. The Company shall not file the


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Registration  Statement or any such  Prospectus or any amendments or supplements thereto without including any comments reasonably requested by the Holders and shall not file any such documents to which the Holders of a majority of the Registrable Securities, their Counsel, or any managing underwriters, shall object; provided, however, that the counting of days for determining whether the Company has complied with the Filing Date and Effectiveness Date requirements for purposes of this Agreement shall not include any days during the period commencing with such objection and ending when the Person objecting subsequently consents to the filing of such documents. On the date of effectiveness of any Registration Statement, the Company shall furnish an opinion, dated as of such date, from counsel representing the Company addressed to the Holders of the Registrable Securities and in form, scope and substance as is customarily given in an underwritten public offering. The Company shall also use its best efforts to cause to be furnished on the date of effectiveness of any Registration Statement, a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Holders of the Registrable Securities.

                  (b) (i) Prepare and file with the Commission such amendments, including post- effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective for the applicable time period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as practicable to any comments received from the Commission with respect to the Registration Statement or any amendment thereto; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the registration of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

                  (c) Notify the Holders of Registrable Securities to be sold, their Counsel and any managing underwriters immediately (and, in the case of (i)(A) below, not less than three Business Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; and (B) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) if at any time the Registration Statement becomes stale and is no longer effective; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus


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or any document  incorporated or deemed to be incorporated  therein by reference
untrue  in  any  material   respect  or  that  requires  any  revisions  to  the
Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

                  (e) If requested by any managing underwriter or the Holders of a majority of the Registrable Securities to be sold in connection with an Underwritten Offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as such managing underwriters and such Holders reasonably agree should be included therein and (ii) make all required filings of such Prospectus supplement or such post- effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 3(e) unless in the opinion of counsel for the Company such action is required by applicable law.

                  (f) Furnish to each Holder, their Counsel and any managing underwriters, without charge, at least one complete copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

                  (g) Promptly deliver to each Holder, their Counsel, and any underwriters, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus forming part of the effective Registration
Statement) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby agrees to respond in writing to a written request from the Purchasers with respect to the effectiveness of such Prospectus.

                  (h) Prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling Holders, any underwriters and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or underwriter requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement;


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provided,  however,  that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject.

                  (i) Cooperate with the Holders and any managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be free of all restrictive legends, except as required by applicable law, and to enable such Registrable Securities to be in such denominations and registered in such names as any such managing underwriters or Holders may request at least three (3) Business Days prior to any sale of Registrable Securities.

                  (j) Upon the occurrence of any event contemplated by Section 3(c)(vi), as promptly as practicable, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (k) Use its reasonable best efforts to cause all Registrable Securities relating to such Registration Statement to be listed or quoted on the Nasdaq National Market, the Nasdaq SmallCap Market and any other securities exchange, market or over-the-counter bulletin board, if any, on which similar securities issued by the Company are then listed or quoted to the extent required by the rules of such exchange, market or other quotation system.

                  (l) If the Registrable Securities are included in a Registration Statement filed in connection with an Underwritten Offering, the Company shall, (i) make such representations and warranties to such Holders as it agrees to make to the underwriters in such Underwritten Public Offerings, and confirm the same if and when requested; (ii) enter into an indemnification agreement which shall contain indemnification provisions and procedures no less favorable to the selling Holders , than those set forth in Section 6 and (iii) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold, their Counsel and any managing underwriters to evidence the continued validity of the representations and warranties made pursuant to clause 3(1)(i) .

         If  an  Underwritten  Offering  by  the  Company  includes  Registrable
Securities, then any legal opinion addressed to an underwriter shall be addressed to the Selling Shareholders, and the Company will use its best efforts to cause the independent certified public accountants of the Company to address its opinion to the Selling Shareholders.


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                  (m)  Make  available  for  inspection  by (i)  Holders  of the
Registrable Securities; (ii) any underwriter participating in any disposition pursuant to the Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Investors, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless
(a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(m). Each Holder of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or government body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein shall be deemed to limit the Holders' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

                  (n) Comply with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than forty-five (45) days after the end of any 12-month period (or ninety (90) days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts Underwritten Offering and (ii) if not sold to underwriters in such an offering, commencing on the first (1st) day of the first (1st) fiscal quarter of the Company after the effective date of the Registration Statement.

                  (o) At such time as the Registration Statement has been declared effective by the Commission covering a resale of any Registrable Securities, the Company shall cause its legal counsel to deliver to the Transfer Agent an opinion, subject to the holders of any Registrable Securities making such representations and warranties to Company counsel as it may require, certifying that such Registrable Securities may be sold by the Holders pursuant to such Registration Statement with the purchasers thereof receiving share certificates without restrictive legend, which opinion shall remain effective so long as such Registration Statement remains in full force and effect. In the event that, at any time, such Registration Statement ceases to be effective, the Company shall


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immediately deliver written notice thereof to the Transfer Agent and the Holders stating that the opinion of the Company's legal counsel may no longer be relied upon by the Transfer Agent (unless and until an additional or amended, as applicable, Registration Statement is so declared effective (with respect to the resale of such Registrable Securities)).

                  (p) Provide a CUSIP number for all Registrable Securities, not later than the effective date of the Registration Statement.

                  (q) The Company shall take all such other actions as any Holder of Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of the Registration Securities.

         The Company may require each selling Holder and the underwriters to furnish to the Company such information regarding the distribution of such Registrable Securities and the Holder as is required by law to be disclosed in the Registration Statement and as may otherwise be reasonably requested by the Company, including, without limitation, information necessary for the Company to respond to the comments from the Commission and/or state securities authorities, and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request, and such Holder shall be deemed to have violated this Registration Rights Agreement for purposes of Section 6.2 of the Purchase Agreement.

         If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the inclusion therein of language, in form and substance reasonably satisfactory to such Holder and the Company, to the effect that the ownership by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such ownership does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

         Each Purchaser covenants and agrees that (i) it will not offer or sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c) and (ii) each Purchaser and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

         Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a written notice from the Company of the occurrence of any event of the kind described in

Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi), such Holder will forthwith discontinue disposition of such Registrable Securities until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

         4.       Registration Expenses

                  (a) All fees and expenses  incident to the  performance  of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (B) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the underwriters or Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or Holders of a majority of Registrable Securities may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company , (v) fees and disbursements of all independent certified public accountants referred to in Section 3(a)(ii) , and
(vi) Securities Act liability insurance, if the Company so desires such insurance, and (vii) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange on which similar securities issued by the Company are then listed.

                  (b) Notwithstanding anything to the contrary herein, the Holders shall be responsible for the cost of underwriting discounts and commissions if any, applicable to the Registrable Securities, and the fees and expenses of its counsel.

         5.       Indemnification

                  (a) Indemnification by the Company. The Company shall, notwithstanding termination of this Agreement and without limitation as to time, indemnify and hold harmless each Holder, the officers, directors, agents (including any underwriters retained by such Holder in connection with the offer or sale of Registrable Securities), brokers, investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except solely to the extent that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein, which information was relied on by the Company for use therein or
(ii) such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was furnished in writing to the Company by or on behalf of such Holder expressly for use therein. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

                  (b)   Indemnification  by  Holders.  In  connection  with  the
Registration Statement, each Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with the Registration Statement or any Prospectus and agrees, severally and not jointly, to indemnify and hold harmless the Company, their directors, officers, agents and employees, each Person who controls the Company (within the meaning of
Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading solely to the extent, and only to the extent, that (i) such untrue statement or omission is contained in any information furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus and such information was relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus, or (ii) such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was furnished in writing by or on behalf of such

Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus and such information was relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus. In addition, the foregoing shall not inure to the benefit of any Holder if a copy of the Prospectus (as then amended or supplemented) was furnished by the Company to such Holder and was not sent or given by or on behalf of such Holder to such Holder's purchaser of Registrable Securities if required by law to have been so delivered.

                  (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

         An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of the claim against the Indemnified Party but will retain the right to control the overall Proceedings out of which the claim arose, and counsel employed by the Indemnified Party shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

         All fees and expenses of the Indemnified Party to which the Indemnified Party is entitled hereunder (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party.

                  (d) Contribution. If a claim for indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section would apply by its terms (other than by reason of exceptions provided in this Section), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative benefits received by the Indemnified Party and the Indemnifying Party, as the case may be, shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the Purchasers pursuant to the Purchase Agreement and the Warrants bear to the gain, if any, realized by the selling Holder upon the resale thereof. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any attorneys' or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.
Notwithstanding the provisions of this Section 6(d), no Purchaser shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

         6.       Rule 144

                  The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, they will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of its securities pursuant to Rule 144. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

         7.       Miscellaneous

                  (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                  (b) No  Piggyback  on  Registrations.  Except as  provided  in
Section 4.23 of the Purchase Agreement, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not enter into any agreement providing any such right to any of its security holders.

                  (c) Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holder or Holders of the sum of 51% or more of the shares of (i) Registrable Securities issued at such time, plus (ii) Registrable Securities issuable upon exercise or conversion of any Debentures, and Warrants that have not been fully exchanged or converted in full as of the date such consent is sought. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 10(c), whether or not such Registrable Securities shall have been marked to indicate such consent.

                  (d) Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second (2nd) business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

                  If to the Company:        INVU, Inc.
                                            The Beren,
                                            Blisworth Hill Farm
                                            Stoke Road
                                            Blisworth
                                            North-hampton, NNZ 3DB
                                            Tel: 011 44 1604 859893
                                            Fax: 011 44 1604 859902

                  With copies to:           Jenkens & Gilchrist, P.C.
                                            1445 Ross Avenue, Suite 3200
                                            Dallas, TX 75202-2799
                                            Attn: Mark D. Wigder, Esq.
                                            Tel: (214) 855-4326
                                            Fax: (214) 855-4300

                  If to the Purchasers:     See Schedule 1 - Schedule of
                                            Purchasers (attached to the
                                            Purchase Agreement)

                  With copies to:           Kaplan Gottbetter & Levenson, LLP
                                            630 Third Avenue
                                            New York, NY 10017-6705
                                            Attn: Adam S. Gottbetter, Esq.
                                            Tel: (212) 983-6900
                                            Fax: (212) 983-9210

         If to any other Person who is then the registered Holder: to the address of such Holder as it appears in the stock transfer books of the Company;

or such other address as may be designated in writing hereafter, in the same manner, by such person.

                  (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder.

                  (f) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original  and, all of which taken  together  shall  constitute  one and the same
Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                  (g) Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law. The Company and each Holder (including Warrant

Holders) hereby irrevocably submits to the jurisdiction of any New York state court sitting in the Borough of Manhattan in the City of New York or any federal court sitting in the Borough of Manhattan in the City of New York (collectively, the "New York Courts") in respect of any Proceeding arising out of or relating to this Agreement, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the New York Courts. The Company and each Holder (including Warrant Holders) irrevocably waives to the fullest extent it may effectively do so under applicable law any objection that it may now or hereafter have to the laying of the venue of any such Proceeding brought in any New York Court and any claim that any such Proceeding brought in any New York Court has been brought in an inconvenient forum.

                  (h) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (j) Headings. The headings in this Agreement are for conven-ience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (k) Shares Held by The Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than a Purchaser or transferees or successors or assigns thereof if such Persons are deemed to be Affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                           [ Signature Page Follows ]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                                Company:

                                                INVU, INC.



                                                 By:
                                                       -------------------------
                                                       Name: David Morgan
                                                       Title:    President

                                                 Purchasers:

                                                 GEM GLOBAL YIELD FUND LIMITED



                                                 By:
                                                       -------------------------
                                                       Name:
                                                       Title:

                                                 TURBO INTERNATIONAL LTD.



                                                 By:
                                                       -------------------------
                                                       Name:
                                                       Title: